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                                                                    EXHIBIT 10.2


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of October 25, 2000, by and among Applied Digital Solutions, Inc., a Missouri corporation, with headquarters located at 400 Royal Palm Way, Suite 410 Palm Beach, Florida 33480 (the "COMPANY"), and the undersigned buyers (each, a "BUYER" and collectively, the "BUYERS").

                  WHEREAS:

                  A. In connection with the Securities Purchase Agreement by and among the parties of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyers shares of the Company's Series C Convertible Preferred Stock (the "PREFERRED STOCK"), which series shall be further divided into two subseries, designated as the "Series C-1 convertible preferred stock" (the "SERIES C-1 PREFERRED STOCK") and the "Series C-2 convertible preferred stock" (the "SERIES C-2 PREFERRED STOCK") and which issuances may take place from time to time at the Initial Closing or Additional Closing (as those terms are defined in the Securities Purchase Agreement), which Preferred Stock will be convertible into shares of the Company's common stock, $0.001 par value per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES") in accordance with the Certificate of Designation setting forth the rights and preferences of the Company's Series C Convertible Preferred Stock (the "CERTIFICATE OF DESIGNATION"); and

                  B. In consideration for the Buyers agreeing to purchase the Preferred Stock, the Company shall issue and deliver to the Buyers common stock purchase warrants (the "WARRANTS") to purchase additional shares of Common Stock pursuant to the terms of the Securities Purchase Agreement (the shares of Common Stock issued or issuable upon exercise of the Warrants are hereinafter referred to as the "WARRANT SHARES");

                  C. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

         1. DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  (a) "INVESTOR" means a Buyer and any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.



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                  (b) "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, an entity, a governmental or political subdivision thereof or a governmental agency.

                  (c) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  (d) "REGISTRABLE SECURITIES" means (i) the Conversion Shares issued or issuable upon conversion of the Preferred Stock, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants and (iii) any shares of capital stock issued or issuable with respect to the Conversion Shares, the Preferred Stock, the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event whether such shares are issued at the Initial Closing or at an Additional Closing and without regard to any limitations on conversion of the Preferred Stock or exercises of Warrants.

                  (e) "REGISTRATION STATEMENT" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2. REGISTRATION.

                  (a) MANDATORY REGISTRATION. The Company shall prepare, and, as soon as practicable, but in no event later than thirty (30) days after the Initial Closing Date or sixty (60) days after the Initial Closing Date in the event the Investors elect to sell their Registrable Securities in an underwritten offering (the "FILING Deadline"), file with the SEC a Registration Statement or Registration Statements (as is necessary) (the "INITIAL REGISTRATION STATEMENT") on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of each Buyer and the provisions of Section 2(c)) covering the resale of all of the Registrable Securities issuable upon conversion of the Preferred Stock and exercise of the Warrants issued (or to be issued) at the Initial Closing and all of the Additional Closings, in each case assuming that shares of Preferred Stock are not to be issued in excess of the "Initial Conversion Cap", as such term is defined in the Certificate of Designation (the "INITIAL REGISTRABLE SECURITIES"), which Registration Statement shall state that, in accordance with Rules 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred




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Stock to prevent dilution resulting from stock splits, stock dividends or similar transactions. Such Registration Statement shall initially register for resale at least 200% of the number of Initial Registrable Securities issuable as of the date immediately preceding the date the Initial Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 3(c). Such registered shares of Common Stock shall be allocated among the Investors pro rata based on the total number of Initial Registrable Securities issued or issuable as of each date that the Initial Registration Statement, as amended, relating to the resale of the Initial Registrable Securities is declared effective by the SEC. The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than one hundred and twenty (120) days after the Initial Closing Date (or one hundred and eighty (180) days after the Initial Closing Date in the case of an underwritten offering) (the "EFFECTIVENESS DEADLINE"); provided, however, that if the SEC does not permit the Company to register all of the Initial Registrable Securities, including the Registrable Securities issuable upon conversion of the Additional Preferred Stock, by the Effectiveness Deadline (after the Company has used its best efforts to effect the registration of such securities), (i) the Company shall use its best efforts to register for resale 200% of the Registrable Securities issuable upon conversion of the Initial Preferred Stock as of the date immediately preceding the filing date or upon exercise of the initial outstanding Warrants by the Effectiveness Deadline and (ii) the Company shall prepare, and, as soon as practicable, but in no event later than thirty (30) days after the date that any Buyer delivers an Additional Preferred Stock Notice or sixty (60) days after the date that any Buyer delivers an Additional Preferred Stock Notice in the event that such Buyer elects to sell such Registrable Securities in an underwritten offering (the "ADDITIONAL FILING DEADLINE"), file with the SEC a Registration Statement (the "ADDITIONAL REGISTRATION STATEMENT") or an amendment to the Initial Registration Statement covering the resale of 200% of the Registrable Securities issuable upon conversion of all of the Additional Preferred Stock issuable pursuant to the Securities Purchase Agreement and exercise of Warrants to be issued at the Additional Closing as of the date immediately preceding the filing date and the Company shall use its best efforts to have such Additional Registration Statement (or amendment or supplement) declared effective by the SEC as soon as practicable, but in no event later than one hundred and twenty (120) days after the delivery of such Additional Preferred Stock Notice (or one hundred and eighty (180) days after the delivery of such Additional Preferred Stock Notice in the case of an underwritten offering) (the "ADDITIONAL EFFECTIVENESS DEADLINE"). In the event that, in respect of the Registrable Securities to be registered pursuant to clause (ii) above, the SEC does not permit the registration of the Registrable Securities issuable upon conversion of Additional Preferred Stock and exercise of Warrants which preferred stock and warrants are to be issued pursuant to subsequent Additional Preferred Stock Notices, then (x) the Company shall use its best efforts to register for resale 200% of the Registrable Securities issuable upon conversion of such Additional Preferred Stock and Warrants that are subject of the Additional Preferred Stock Notice referred to in clause (ii) above as of the date immediately preceding the filing date and the Company shall use its best efforts to have such registration declared effective by the Additional Effectiveness Deadline and (y) the Company shall similarly prepare, file and use its best efforts to have declared effective such number of additional Registration Statements (or amendments to any Additional Registration Statements) as are necessary in connection with the delivery by any Buyer, to the Company, of any subsequent Additional Preferred Stock Notices in accordance with the requirements set forth in clause (ii) above (with each such additional Registration Statement deemed to be an "ADDITIONAL REGISTRATION STATEMENT" hereunder, each such Additional Filing Deadline deemed an "ADDITIONAL FILING DEADLINE" and each such Additional Effectiveness Deadline deemed an "ADDITIONAL EFFECTIVENESS DEADLINE").

                  (b) COUNSEL AND INVESTMENT BANKERS. Subject to Section 5 hereof, in connection with any offering pursuant to Section 2, the Buyers holding at least two-thirds of the Registrable Securities shall have the right to select legal counsel and an investment banker or bankers and manager or managers to administer their interest in the offering, which investment banker




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or bankers or manager or managers shall be reasonably satisfactory to the
Company. The Company shall reasonably cooperate with any such counsel and investment bankers.

                  (c) ELIGIBILITY FOR FORM S-3. The Company represents, warrants and covenants that it will meet the requirements for the use of Form S-3 for registration of the sale by the Buyers and any other Investor of the Registrable Securities on and after the thirtieth (30th) day following the date of issuance of the Preferred Stock and the Company has filed and shall file all reports required to be filed by the Company with the SEC in a timely manner so as to obtain and maintain such eligibility for the use of Form S-3. In the event that Form S-3 is not available for sale by the Investors of the Registrable Securities, then the Company: (i), shall register the sale of the Registrable Securities on another appropriate form and (ii) the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

                  (d) SUFFICIENT NUMBER OF SHARES REGISTERED. In the event the number of shares available under the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities issuable upon conversion of the Initial Preferred Stock in the case of the Initial Registration Statement and the outstanding Additional Preferred Stock in the case of the Additional Registration Statement or any other required Registration Statement, required to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(a), the Company shall use its best efforts to amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least 150% of the number of such Registrable Securities as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or then issuable upon conversion of the outstanding Preferred Shares and exercise of the Warrants covered by such Registration Statement is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii)
1.50. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Preferred Stock or exercise of the Warrants and such calculation shall assume that the Preferred Stock and the Warrants are then convertible and exercisable, respectively, into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Certificate of Designation) and Warrant Exercise Price (as defined in the Warrants), respectively, if applicable.



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         3. RELATED OBLIGATIONS.

                  At such time as the Company is obligated to file the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

                  (a) The Company shall promptly prepare and file with the SEC an Initial Registration Statement with respect to the Registrable Securities required to be registered pursuant to Section 2(a) (but in no event later than the Filing Deadline) and use its best efforts to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as possible after such filing (but in no event later than the Effectiveness Deadline), and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered thereby without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) (assuming cashless exercise of Warrants) or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities covered thereby and (B) none of the Preferred Stock covered thereby is outstanding (the "REGISTRATION PERIOD"), which Initial Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term "best efforts" shall mean among other things, that the Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration to a time and date not later than 48 hours after the submission of such request. In the event that the Initial Registration Statement is not filed by the Filing Deadline (the "REQUIRED FILING DATE") or declared effective by the SEC by the Effectiveness Deadline (the "REQUIRED FILING PERIOD"), the Company will pay each Investor a penalty until such time that the Initial Registration Statement is filed with the SEC or declared effective by the SEC (all such payments shall be made, at the option of the Company, in cash or in additional shares of Preferred Stock (valued by dividing $1,000 by the penalty amount), and shall be nonrefundable) on the first day of each thirty (30) day period after the Required Filing Date or the Required Filing Period, an amount equal to the product of (A) one and one-half (1.5%) percent multiplied by (B) the amount paid for the Preferred Stock plus accrued but unpaid dividends, multiplied by, (C) the number of Shares held by such Investor. In the event that such Registration Statement is not declared effective by the SEC within 180 days (or 240 days in the case of an underwritten offering) after the issuance of the Preferred Stock, the Buyers shall have the right at any time prior to the effectiveness of the Initial Registration Statement to demand redemption of any or all of the Preferred Stock at a price equal to 125% of the Liquidation Value (as defined in the Certificate of Designation) of such shares being redeemed all in accordance with the redemption provisions set forth in Section 3 of the Certificate of Designation.

                  (b) If an Additional Registration Statement is required to be filed pursuant to Section 2(a), the Company shall promptly prepare and file with the SEC such Registration Statement with respect to the Registrable Securities issuable upon conversion of the Additional Preferred Stock as required by
Section 2(a) (but in no event later than the Additional Filing Deadline) and use its best efforts to cause such Registration Statement relating to such





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Registrable Securities to become effective as soon as possible after such filing
(but in no event later than the Additional Effectiveness Deadline), and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered thereby issuable upon conversion of the Additional Preferred Stock without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) (assuming cashless exercise of Warrants) or (ii) the date on which (A) the Investors shall have sold all such Registrable Securities and (B) none of the Preferred Stock is outstanding (the "ADDITIONAL REGISTRATION PERIOD"), which Additional
Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. In the event that such Registration Statement is not filed by the Additional Filing Deadline (the "ADDITIONAL REQUIRED FILING DATE") or declared effective by the SEC by the Additional Effectiveness Deadline (the "ADDITIONAL REQUIRED FILING PERIOD"), the Company will pay each Investor a penalty until such time that the Additional Registration Statement is filed with the SEC or declared effective by the SEC (all such payments shall be made, at the option of the Company, in cash or in additional shares of Preferred Stock (valued by dividing $1,000 by the penalty amount), and shall be nonrefundable) on the first day of each thirty (30) day period after the Additional Required Filing Date or the Additional Required Filing Period, an amount equal to the product of (A) one and one-half (1.5%) percent multiplied by (B) the amount paid for the Preferred Stock plus accrued but unpaid dividends, multiplied by, (C) the number of Shares held by such Investor. In the event that such Registration Statement is not declared effective by the SEC within 180 days (or 240 days in the case of an underwritten offering) after the issuance of the Preferred Stock, the Buyers shall have the right at any time prior to the effectiveness of the Additional Registration Statement to demand redemption of any or all of the Preferred Stock at a price equal to 125% of the Liquidation Value (as defined in the Certificate of Designation) of such shares being redeemed all in accordance with the redemption provisions set forth in Section 3 of the Certificate of Designation.

                  (c) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, and the prospectus(es) used in connection with any such Registration Statement(s), which prospectus(es) are to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep any Registration Statement(s) effective at all times during any Registration Period or Additional Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by any Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in any Registration Statement. In the case of amendments and supplements to the Initial Registration Statement, the Additional Registration Statement or any other Registration




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Statement, as the case may be, which are required to be filed pursuant to this
Agreement (including pursuant to this Section 3(c)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the company to amend or supplement such Registration Statement.

                  (d) The Company shall furnish to each Investor whose Registrable Securities are included in the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one copy of any Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus(es) included in any Registration Statement(s) (including each preliminary prospectus) and, with regards to such Registration Statement, any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives, (ii) upon the effectiveness of any Registration Statement, ten
(10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including any preliminary prospectus, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing any Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall, subject to
Section 3(i), promptly file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that such Registration Statement or any amendment thereto will not be subject to review.

                  (e) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Initial Registration Statement, the Additional Registration Statement and any other Registration Statement, as the case may be, under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests,
(ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period or the Additional Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period or the Additional Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

                  (f) In the event Investors who hold two-thirds of the Registrable Securities being offered in the offering select underwriters for the offering, which selection shall be made within two (2) business days following




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the Initial Closing Date (or an Additional Closing, if applicable) the Company shall, subject to Section 2(b) hereof, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering; provided, that, if the Investors who hold two-thirds of the Registrable Securities being offered in the offering do not select underwriters for such offering within two (2) business days following the Initial Closing Date (or an Additional Closing, if applicable) then the Investors shall have no right to an underwritten offering with respect to such Registrable Securities.

                  (g) As promptly as practicable after becoming aware of such event, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such Investor may reasonably request). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to such Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate.

                  (h) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose; provided, however, that if in the good faith judgment of the majority of the Board of Directors of the Company, after consultation with and the agreement of the outside counsel for the Company, an undisclosed material event has occurred and the disclosure of such event is reasonably likely to have a material adverse effect on the Company or the pending transaction, the Company shall be permitted to instruct such Investors of Registrable Securities to suspend sale of Registrable Securities for a period of up to five (5) consecutive trading days or 30 non-consecutive trading days in any period of 365 consecutive days (a "PERMITTED BLACKOUT PERIOD").

                  (i) The Company shall permit each Investor and a single firm of counsel, initially Schulte Roth & Zabel LLP or such other counsel as thereafter designated as selling stockholders' counsel by the Investors who hold



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a majority of the Registrable Securities being sold, to review and comment upon the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, and all amendments and supplements thereto at least three (3) business days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement(s) or any amendment or supplement thereto without the prior approval of such counsel, which consent shall not be unreasonably withheld or delayed; and the failure of such counsel to respond to a request for approval within two (2) business days shall be deemed to be an approval by such counsel.

                  (j) At the request of the Investors who hold a majority of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

                  (k) The Company shall make available for inspection by (i) any Investor holding 25% of the Registrable Securities, (ii) any underwriter participating in any disposition pursuant to the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be (iii) one firm of attorneys and one firm of accountants or other agents retained by the Investors, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or
(b) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  (l) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  (m) The Company shall use its best efforts either to (i) cause the Registrable Securities covered by the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of the Registrable Securities covered by such Registration Statement on the Nasdaq National Market or the Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(m).

                  (n) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request. Not later than the date on which any Registration Statement registering the resale of Registrable Securities is declared effective, the Company shall deliver to its transfer agent instructions, accompanied by any reasonably required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

                  (o) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be.

                  (p) The Company shall provide a CUSIP number, a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

                  (q) If requested by the managing underwriters or an Investor, the Company shall immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, if requested by a shareholder or any underwriter of such Registrable Securities relating to information disclosed in such Registration Statement about any such shareholder or underwriter.

                  (r) The Company shall use its best efforts to cause the Registrable Securities covered by the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

                  (s) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

         4. OBLIGATIONS OF THE INVESTORS.

                  (a) At least four (4) days prior to the first anticipated filing date of the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, the Company shall notify each Investor or its counsel in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information as may be requested in writing by the Company regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request and such information shall be furnished to the Company within three (3) days of the Company's request therefor.

                  (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate promptly with the Company as reasonably requested by the Company in connection with the preparation and filing of the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

                  (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(h) or the first sentence of 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(h) or the first sentence of 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  (d) No Investor may participate in any underwritten registration hereunder unless such Investor promptly (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

         5. EXPENSES OF REGISTRATION.

                  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company and fees and disbursements of one counsel for the Investors (which counsel's fees shall not exceed $10,000 or in the case of an underwritten offering, $20,000), shall be paid by the Company. In addition, the Company shall pay all of the Investors' reasonable costs (including legal fees) incurred in connection with the successful enforcement of the Investors' rights hereunder.

         6. INDEMNIFICATION.

                  In the event any Registrable Securities are included in the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement under this Agreement:

                  (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act, and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to such Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section (d);
(ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs such Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution with respect to information such persons so furnished in writing expressly for inclusion in the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be.

                  (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right (at its expense) to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as the case may be, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                  (e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

                  (f) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7. CONTRIBUTION.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6; (ii) no person involved in the sale of Registrable Securities which person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act in connection with such sale shall be entitled to contribution from any person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER THE 1934 ACT.

                  With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. ASSIGNMENT OF REGISTRATION RIGHTS.

                  The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any Person (a "TRANSFEREE") acquiring all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the Transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within three (3) business days after such transfer or assignment, furnished with written notice of (a) the name and address of such Transferee, and (b) the securities with respect to which such registration rights are being transferred or assigned;
(iii) immediately following such transfer or assignment the further disposition of such securities by the Transferee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the Transferee agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement; (vi) such Transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act; (vii) in the event the assignment occurs subsequent to the date of effectiveness of the Initial Registration Statement, the Additional Registration Statement or any other Registration Statement, as the case may be, required to be filed pursuant to Section 2(a), the Transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment, (viii) no Investor may assign its purchase or other rights with respect to the Additional Preferred Stock except for an assignment to (x) an affiliate of such Investor; (y) to another Investor or (z) to an affiliate of another Investor; and (ix) no Investor may assign its purchase or other rights hereunder to an entity that in the good faith judgment of the Board of Directors of the Company is competitive with a core business of the Company; provided, further, that the restrictions on assignments included in clauses (viii) and
(ix) herein shall not apply if the Company is in default of any of its materials obligations under this Agreement or any of the other agreements referred to herein or if a Triggering Event (as defined in the Certificate of Designation) has occurred.

         10. AMENDMENT OF REGISTRATION RIGHTS.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold at least two-thirds of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No consideration shall be offered or paid to any person or entity to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

         11. MISCELLANEOUS.

                  (a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record the Preferred Stock, the Warrants or such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  (b) Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested; or (iv) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  if to the Company:

                           Applied Digital Solutions, Inc.
                           400 Royal Palm Way, Suite 410
                           Palm Beach, Florida 33480
                           Telephone: (561) 366-4800
                           Facsimile: (561) 366-0002
                           Attention: David I. Beckett

                  with a copy to:

                           Willkie Farr & Gallagher
                           787 Seventh Avenue
                           New York, New York 10019
                           Telephone:  (212) 728-8000
                           Facsimile:  (212) 728-8111
                           Attention:  Peter J. Hanlon, Esq.

                  if to a Buyer, to its address and facsimile number on the Schedule of Buyers attached hereto, with copies to such Buyer's counsel as set forth on the Schedule of Buyers.

         Each party shall provide five (5) days prior notice to the other party of any change in address, phone number or facsimile number.

                  (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  (e) This Agreement, the Certificate of Designation, the Warrants and the Securities Purchase Agreement (including all schedules and exhibits thereto and documents referenced therein) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. The aforementioned documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  (f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

                  (i) Any legal action, suit or proceeding brought against the Company with respect to this Agreement may be brought in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and by execution and delivery of this Agreement, the Company hereby irrevocably and unconditionally waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Agreement or the subject matter may not be enforced in or by such court. The Company hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at its address set forth or provided for herein, such service to become effective 10 days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section. The Company irrevocably submits to the executive jurisdiction of the aforementioned courts in such action, suit or proceeding. THE COMPANY HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING, WHETHER AT LAW OR EQUITY, BROUGHT BY IT OR THE HOLDER IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (j) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

APPLIED DIGITAL SOLUTIONS, INC.               LEONARDO, L.P.

By: /s/ DAVID I. BECKETT                      By: /s/ FRED BERGER
------------------------------------              -----------------------------
Name: David I. Beckett                        Name: Fred Berger
Its:  Vice President and General              Its:  Chief Financial Officer
      Counsel


PECONIC FUND, LTD.                            WESTGATE INTERNATIONAL, L.P.
                                              By: Elliott International Capital
                                                   Advisors Inc., as
                                                   attorney-in-fact


By: /s/ MARRAN OLGILVIE                       By: /s/ ELLIOT GREENBERG
------------------------------------              -----------------------------
Name: Marran Olgilvie                         Name: Elliott Greenberg
Its:  General Counsel of Ramius Capital       Its:  Vice President
      Group, LLC, its Investment Advisor


ELLIOTT ASSOCIATES, L.P.
By: Elliott International Capital Advisors, L.P.,
    as general partner
By: Braxton Associates, Inc.,
    as general partner


By: /s/ ELLIOT GREENBERG
------------------------------------
Name: Elliott Greenberg
Its:  Vice President

                               SCHEDULE OF BUYERS

                                  INVESTOR ADDRESS AND                 NUMBER OF       INVESTOR'S ADVISORS AND LEGAL
INVESTOR NAME                     FACSIMILE NUMBER                  PREFERRED STOCK    COUNSEL ADDRESS
--------------                   --------------------              ----------------   --------------------------------
Peconic Fund, Ltd.                757 Third Avenue, 27th Floor         8,666.67        Eleazer Klein, Esq.
                                  New York, NY 10017                                   Schulte Roth & Zabel LLP
                                  Fax: (212) 845-7999                                  900 Third Avenue
                                                                                       New York, NY 10022
                                                                                       Fax: (212) 593-5955

Leonardo, L.P.                    245 Park Avenue, 26th Floor          8,666.67        Eleazer Klein, Esq.
                                  New York, NY 10167                                   Schultze Roth & Zabel LLP
                                  Fax: (212) 867-6449                                  900 Third Avenue
                                                                                       New York, NY 10022
                                                                                       Fax: (212) 593-5955

Elliott Associates, L.P.          712 Fifth Avenue, 36th Floor         4,333.33        Eleazer Klein, Esq.
                                  New York, NY 10019                                   Schulte Roth & Zabel LLP
                                  Fax: (212) 974-2092                                  900 Third Avenue
                                                                                       New York, NY 10022
                                                                                       Fax: (212) 593-5955

Westgate International, L.P.      712 Fifth Avenue, 36th Floor         4,333.33        Eleazer Klein, Esq.
                                  New York, NY 10019                                   Schulte Roth & Zabel LLP
                                  Fax: (212) 974-2092                                  900 Third Avenue
                                                                                       New York, NY 10022
                                                                                       Fax: (212) 593-5955
